UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2019

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	42-1214177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Grand Central Place, Suite 4600, New York, NY	10165
(Address of Principal Executive Offices)	(Zip Code)

(212) 949-4319

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2019, PAVmed Inc. (the “Company”) held its annual meeting of stockholders (the “2019 Annual Meeting”). At the annual meeting, stockholders considered four proposals: (i) the election of two Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified, (ii) an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of common stock the Company is authorized to issue by 25,000,000 shares, from 75,000,000 shares to 100,000,000 shares, (iii) the approval of the issuance of shares of the Company’s common stock to Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (“Alto”) in connection with the transaction completed on December 27, 2018, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market, (iv) an amendment to the Company’s 2014 Long-Term Incentive Equity Plan, as amended (the “2014 Plan”), to increase the total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 5,951,081 shares to 7,951,081 shares, and (v) the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Company’s board of directors is divided into three classes, Class A, Class B and Class C. There are two directors in Class A, Ronald M. Sparks and David S. Battleman, M.D., whose terms expire at the Company’s 2020 annual meeting of stockholders, two directors in Class B, James L. Cox, M.D. and David Weild IV, whose terms expire at the Company’s 2021 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expired at the 2019 Annual Meeting. Management nominated Dr. Aklog and Mr. Glennon for re-election as Class C directors.

The results of the matters voted upon at the 2019 Annual Meeting are set forth below.

1. Each of management’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Lishan Aklog, M.D.	12,901,996	289,551	10,805,506
Michael J. Glennon	12,902,697	288,850	10,805,506

2. The amendment to the Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 25,000,000 shares, from 75,000,000 shares to 100,000,000 shares, was approved, as follows:

For	Against	Abstain	Broker Non-Votes
20,814,964	3,170,174	11,915	0

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A fuller description of the terms of the amendment to the Certificate of Incorporation is set forth on pages 6 to 7 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019, as supplement on May 20, 2019 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

A certificate of amendment to the Certificate of Incorporation setting forth the amendment was filed with the Department of State of the State of Delaware on June 26, 2019, and the amendment became effective on such date.

The description of the material terms and conditions of the amendment to the Certificate of Incorporation incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, which is included as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

3. The issuance of shares of the Company’s common stock to Alto in connection with the transaction completed on December 27, 2018, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market, was approved, as follows:

For	Against	Abstain	Broker Non-Votes
12,405,430	781,723	4,394	10,805,506

A fuller description of the transaction with Alto is set forth on pages 8 to 12 of the Definitive Proxy Statement, which description is incorporated herein by reference.

4. The amendment to the 2014 Plan to increase the total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 5,951,081 shares to 7,951,081 shares, was approved, as follows:

For	Against	Abstain	Broker Non-Votes
12,017,369	1,164,989	9,189	10,805,506

A fuller description of the amendment to the 2014 Plan is set forth on pages 13 to 19 of the Definitive Proxy Statement, which description is incorporated herein by reference.

The description of the material terms and conditions of the amendment to the 2014 Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

5. The ratification of the appointment of Citrin Cooperman & Company, LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
23,698,157	255,998	42,898	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation dated June 26, 2019.

10.1	Third Amended and Restated 2014 Long-Term Incentive Equity Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2019	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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